In the study prepared by the Management, its realization is estimated through offsetting with federal taxes or through reimbursement of the amounts as expected below (Details) - Pis and cofins [Member]
R$ in Thousands
Sep. 30, 2021 BRL (R$)
DisclosureOfRecoverableTaxesLineItems [Line Items]
Current	R$ 499,000
Non-current	1,897,028
October to december 2022	327,516
2023	537,000
2024	672,000
2025	360,512
Total	R$ 2,396,028